UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 6, 2009


                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


      North Carolina                   000-22787                 56-2028446
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


         6114 U.S. 301 South
       Four Oaks, North Carolina                                        27524
(Address of principal executive offices)                              (Zip Code)


                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 6, 2009, Four Oaks Fincorp, Inc. (the "Company") sold $650,000 aggregate principal amount of subordinated promissory notes due August 6, 2019 (the "Notes") to certain accredited investors in a subsequent closing to the offering commenced on May 15, 2009. The Company may elect to sell additional subordinated promissory notes upon the same terms and conditions in one or more subsequent closings on or prior to August 13, 2009, provided that the aggregate principal amount of all subordinated promissory notes issued in all closings does not exceed $12 million. To date, the Company has sold $10.1 million aggregate principal amount of subordinated promissory notes.

The Company is obligated to pay interest on the Notes at an annualized rate of 8.5% payable in quarterly installments commencing on the third month anniversary of the date of issuance of the Notes. The Company may prepay the Notes at any time after August 6, 2014 subject to compliance with applicable law.

All other terms of the Notes are as described under Item 2.03 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2009, which description is incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of other jurisdictions.

Proceeds from the sale and issuance of the Notes will be used to provide additional equity capital to the Company's banking subsidiary, Four Oaks Bank & Trust Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOUR OAKS FINCORP, INC.


                                        By: /s/ Nancy S. Wise
                                            --------------------------
                                            Nancy S. Wise
                                            Executive Vice President,
                                            Chief Financial Officer


Date: August 11, 2009